UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2018

WisdomTree Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10932	13-3487784
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

245 Park Avenue

35th Floor

New York, NY 10167

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

On October 26, 2018, WisdomTree Investments, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2018. A copy of the press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 23, 2018, the Company’s Board of Directors approved a revised compensation program for the non-employee directors as follows, retroactive to July 1, 2018:

NON-EMPLOYEE DIRECTOR COMPENSATION

ANNUAL RETAINER FOR SERVING AS	COMPENSATION AS OF 6/30/18	COMPENSATION EFFECTIVE AFTER 6/30/18
Board member
Equity award value (1)	$100,000	$100,000
Base retainer	$80,000	$100,000
Committee Member
Audit	$12,500	$12,500
Compensation	$15,000	$15,000
Nominating	$5,000	$7,500
Committee Chairperson
Audit	$10,000	$12,500
Compensation	$20,000	$25,000
Nominating	—	—
Lead Director	$60,000	$80,000

(1)

Represents the value of the annual restricted stock award to non-employee directors under the Company’s 2016 Equity Plan in connection with their election to the Board of Directors based on the closing price of the Company’s common stock on the date of grant. These restricted shares vest on the first anniversary of the grant date, subject to certain exceptions. A director who is appointed to the Board of Directors outside of the Annual Meeting of Stockholders will receive a prorated amount of the annual award.

Item 8.01.	Other Events

On October 23, 2018, the Company’s Board of Directors declared a quarterly cash dividend of $0.03 per share of common stock, payable on November 21, 2018 to stockholders of record as of the close of business on November 7, 2018. A copy of the press release issued in connection with the dividend is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit 99.1	Press Release, dated October 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree Investments, Inc.

Date: October 26, 2018	By:	/s/ Amit Muni
Amit Muni
Chief Financial Officer

2